SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2005


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                             61-0712014
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 27, 2005, the shareholders of Steel Technologies Inc. (the Company) approved an amendment to the Second Nonemployee Directors Stock Plan (the Plan) to increase the total number of shares of the Company's common stock available for issuance under the Plan from 25,000 shares to 75,000 shares. As of January 27, 2005, there are 51,548 shares available for future issuance under the Plan.



Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

    Exhibit No.                         Description of Exhibit
    -----------                         ----------------------

        10                              Second Steel Technologies Inc.
                                        Nonemployee Directors Stock Plan



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
            (Registrant)




By   /s/Joseph P. Bellino
     --------------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  January 27, 2005

                                  EXHIBIT 10
                         SECOND STEEL TECHNOLOGIES INC.
                        NONEMPLOYEE DIRECTORS STOCK PLAN


1. Purpose. The Second Steel Technologies Inc. Nonemployee Directors Stock Plan (the "Second Plan") is intended to increase the proprietary interest of nonemployee members of the Board of Directors (the "Board") of Steel Technologies Inc. (the "Company") by providing further opportunity for ownership of the Company's common stock (the "Stock"), and to increase their incentive to contribute to the success of the Company's business.


2. Shares of Stock.

     (a) Shares Reserved for Issuance. Shares of Stock which may be issued under the Second Plan may either be authorized but unissued shares or issued shares which have been reacquired by the Company, provided that the total number of shares of Stock which shall be reserved and available for issuance under the Second Plan shall not exceed 75,000 shares, subject to adjustment pursuant to paragraph (b) below.

     (b) Capital Adjustments. In the event of a change in the number or class of shares of Stock as a result of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other similar change in capitalization, the maximum number or class of shares available for issuance under the Second Plan, and the number or class of Stock to be delivered hereunder shall be proportionately adjusted to reflect any such change.

3. Stock in Lieu of Directors Fees.

     (a) Mandatory Portion. For each calendar year commencing with the calendar year beginning January 1, 2001, each member of the Board who is not an employee of the Company or any of its subsidiaries (an "Eligible Director") and has not attained, as of the first day of any such year, the age of 60, shall receive a whole number of shares of Stock equal in value to 50% of the annual retainer fee (the "Fee") to be earned by the Eligible Director during each such calendar year. Such shares of Stock shall be received in lieu of the payment of cash in respect of 50% of such Fee. Such shares shall be issued to each Eligible Director, in substantially equal installments, on the scheduled date of the Regular Meetings of the Board of Directors (the "Normal Stock Payment Date").

The number of shares of Stock which each Eligible Director shall be entitled to receive pursuant to this paragraph (a) shall be equal to 50% of the amount of the Fee which otherwise would have been payable to such Eligible Director (during the calendar quarter) divided by the Fair Market Value (as hereinafter defined) on the first trading day of the week which includes the Normal Stock Payment Date. "Fair Market Value" shall mean, as of any specified date, the average of the high and low trading price of a share of Stock as reported on the National Association of Securities Dealers Automated Quotation System or, if the Stock is admitted to trade on a national securities exchange, on such exchange. The value of fractional shares shall be paid to the Eligible Director in cash.

     (b) Elective Portion. In addition to the shares of Stock received pursuant to Section 3 (a) hereof, for each calendar year commencing with the calendar year beginning January 1, 2001: (i) each Eligible Director subject to Section 3
(a) hereof may elect to receive a whole number of shares of Stock equal in value (determined in accordance with paragraph (a) above) to either 0% or 100% of the remaining 50% of his or her Fee to be earned by the Eligible Director during each such calendar year, and (ii) each Eligible Director not subject to Section 3 (a) hereof may elect to receive a whole number of shares of Stock equal in value (determined in accordance with paragraph (a) above) to either 0%, 50%, or 100% of his or her Fee to be earned by the Eligible Director during each such calendar year. Such shares of Stock shall be received in lieu of the payment of cash in respect of the specified percentage of such Fee. Such shares shall be issued to each such Eligible Director, in substantially equal installments, on the Normal Stock Payment Dates. The value of fractional shares shall be paid to the Eligible Director in cash.

4. Timing and Form of Elections. Any election described in Section 3 (b) hereof:

     (a) shall be in the form of a document executed by the director and filed with the Secretary of the Company; and

     (b) shall continue until a director ceases to be a director of the Company or until he or she terminates or modifies such election by written notice to the Secretary of the Company, as described below.

5. Term of Plan. The Second Plan shall become effective upon its approval by the Board and shall apply to all Fees earned by Eligible Directors for services rendered to the Company on and after January 1, 2001. The Second Plan shall remain in effect until all shares of Stock reserved for issuance hereunder have been issued, unless sooner terminated by the Board.

6. Administration of the Plan. This Second Plan shall be administered by the Secretary of the Company, who shall have the authority to adopt rules and regulations for carrying out the Second Plan and to interpret, construe and implement the provisions thereof.

7. Amendment and Termination. The Board may at any time and from time to time alter, amend, suspend or terminate the Second Plan in whole or in part. No amendment, modification or termination of the Second Plan shall in any manner adversely affect the rights of any Eligible Director with respect to shares of Stock to which he or she became entitled prior to such amendment, modification or termination.

8. Compliance with Securities Laws. The Company may require any Eligible Director to whom Stock is issued, as a condition of receiving such Stock, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws.

9. Right to Continue as Director. Nothing in this Second Plan shall be construed as conferring any right upon any director to continuance as a member of the Board.

10. No Shareholder Rights Conferred. Nothing in this Second Plan shall be deemed to confer on an Eligible Director any rights of a shareholder with regard to shares of Stock until such shares are issued and delivered pursuant to the terms of the Second Plan.

11. Compliance with Rule 16b-3. This Second Plan is intended to comply with the applicable provisions of Rule 16b-3, as amended from time to time, under the Exchange Act, and shall be construed to so comply.

12. Governing Law. This Second Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky.